                                                                   EXHIBIT 10.39


                               PLEDGE AGREEMENT
                               ----------------


     THIS PLEDGE AGREEMENT (the "Pledge Agreement") is entered into as of March 15, 2000, by and between Jeffrey B. Bogatin, a resident of New York County, New York ("Pledgor"), whose address is 888 Park Avenue, Apt. 6B, New York, NY 10021 and TURBOCHEF TECHNOLOGIES, INC., a Delaware corporation ("Lender"), whose address is 10500 Metric Drive, Suite 128, Dallas, Texas 75243.

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Pledgor executed that certain Promissory Note, dated of even date herewith, in the original principal amount of One Million Five Hundred Thousand Dollars and no/100 ($1,500,000), payable to the order of Lender (as the same may hereafter be amended from time to time, the "Promissory Note"); and

     WHEREAS, as a condition precedent to advancing funds to Pledgor under the Promissory Note, Lender has required that Pledgor execute this Pledge Agreement in order to secure payment of the Secured Indebtedness (hereinafter defined).

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Defined Terms. For the purposes of this Pledge Agreement, unless
                -------------
the context otherwise requires, the following terms shall have the respective meanings assigned to such terms in this Section 1:

     "Code" shall mean the Texas Uniform Commercial Code, TEX. BUS. & COM. CODE ANN. (S)(S) 1.101-11.108, as amended.

     "Default" shall mean the occurrence of an "Event of Default", as defined in the Promissory Note.

     "Lien" shall mean any lien, security interest, charge, tax lien, pledge, encumbrance, conditional sales or other title retention arrangement or any other interest in property designed to secure the repayment of indebtedness or the satisfaction of any other obligation, whether arising by agreement or under any statute or law, or otherwise.

     "Pledged Collateral" shall have the meaning assigned to it in Section 2 hereof.

     "Pledged Shares" shall mean, six hundred thousand (600,000) shares of the common stock, $.01 par value per share, of Lender, owned by Pledgor, which shares are evidenced by Certificate Number _________.

     "Secured Indebtedness" shall mean:

     (a)  The Promissory Note;

     (b) All costs reasonably incurred by Lender to obtain, preserve, perfect and enforce the security interest granted hereby and all other Liens securing payment of the Promissory Note, to collect the Promissory Note and to maintain, preserve and collect the Pledged Collateral, and all taxes, assessments, insurance premiums, repairs, reasonable attorneys' fees and legal expenses, rent, storage charges, advertising costs, brokerage fees and expenses of sale; and

     (c) All renewals, extensions and modifications of the indebtedness referred to in the foregoing clauses, or any part thereof.

     "Security" shall mean a "security" as defined in Section 8.102 of the Code, and "Securities" shall mean more than one Security.

     SECTION 2. Pledge. As security for the full and punctual payment of the
                ------
Secured Indebtedness, Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto Lender, and hereby grants to Lender a security interest in, the following:

          (i) the Pledged Shares and all rights and privileges pertaining thereto;

          (ii) all proceeds, products, cash, Securities, dividends, increases, distributions and profits received from or on or distributable on account of the Pledged Shares, including distributions or payments in partial or complete liquidation or redemption, or as a result of reclassifications, readjustments, reorganizations or changes in the capital structure of the issuer of the Pledged Shares; and

          (iii) all subscriptions, warrants, options, preemptive rights and other rights issued or otherwise granted by the issuer of the Pledged Shares or any other person whatsoever upon or in connection with the Pledged Shares or any other item of the Pledged Collateral (defined below) (all such Pledged Shares, substitutions therefor, certificates, Securities, instruments, documents, dividends, increases, distributions, profits and other property and rights described in items (i), (ii) and (iii) above are herein collectively called the "Pledged Collateral"); TO HAVE AND TO HOLD the Pledged Collateral, together with all rights, titles, interests, privileges and preferences appertaining to or incidental thereto, unto Lender, and its respective successors and assigns, forever, subject, however, to the terms, covenants and conditions hereinafter set forth. The security interest granted and the assignments made hereunder are made as security only and shall not subject Lender to, or transfer or in any way affect or modify, any obligation of Pledgor with respect to any of the Pledged Collateral or any transaction involving or giving rise thereto.

     SECTION 3.   Physical Possession of Pledged Shares.   So long as any
                  -------------------------------------
Secured Indebtedness is outstanding and unpaid, Pledgor shall forthwith deliver to and deposit with Lender the certificates or instruments representing or evidencing the Pledged Shares (along with stock powers duly executed in blank) which are now in, or hereafter come into, the possession of Pledgor and if requested by Lender, shall, at Pledgor's expense, make such arrangements with an independent transfer agent, satisfactory to Lender, as will require such transfer agent, solely upon Lender's written request, to register the Pledged Collateral in the name of Lender or its nominee in the appropriate stock record books and as may otherwise be satisfactory to Lender. Lender shall return the Pledged Shares to Pledgor after payment in full of the Secured Indebtedness. Contemporaneously with the execution of this Pledge Agreement, Pledgor has delivered to Lender certificates duly registered in Pledgor's name evidencing the Pledged Shares held by Pledgor as of the date hereof.

     SECTION 4.  Representations and Warranties. Pledgor does hereby represent
                 ------------------------------
and warrant to Lender that: (i) Pledgor is the sole record and beneficial owner of the Pledged Shares free and clear of all Liens, charges, pledges, encumbrances and security interests of every kind and nature (except for the security interests created in favor of Lender hereunder); (ii) each Pledged Share has been validly authorized and issued, and is fully paid and nonassessable; (iii) Pledgor has good right and lawful authority to pledge the Pledged Collateral in the manner hereby completed or contemplated; (iv) no consent or approval of any governmental body or regulatory authority, or of any securities exchange, which has not been obtained is necessary to the validity of the rights created hereunder; (v) except for any financing statement which may have been filed by Lender, no financing statement covering the Pledged Collateral or any part thereof has been filed with any filing office; (vi) no security agreement (except for this Pledge Agreement) covering the Pledged Collateral or any part thereof has been made and no Lien, other than the one herein created, has attached or been perfected in the Pledged Collateral or any part thereof; (vii) the execution, delivery and consummation of this Pledge Agreement will not violate any law, regulation, mortgage, indenture, contract, instrument, judgment or decree applicable to or binding on Pledgor and will not give rise to the imposition of any Lien on any assets of Pledgor except as contemplated by this Pledge Agreement; and (viii) this Pledge Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity. The delivery at any time by Pledgor to Lender of instruments, cash or other items evidencing Pledged Collateral shall constitute a representation and warranty by Pledgor that, with respect to such Pledged Collateral, and each item thereof, the matters heretofore warranted in clauses (i) through (viii) immediately above are true and correct on, and as if they were made upon, the date of such delivery.

     SECTION 5.  Covenants.
                 ---------

          (a) Affirmative Covenants. So long as any Secured Indebtedness is
              ---------------------
     outstanding and unpaid, Pledgor covenants and agrees (unless Lender shall otherwise consent in writing) that Pledgor will: (i) from time to time promptly execute and deliver to Lender all such stock powers, assignments, certificates, supplemental writings, financing statements and other items and do all other acts or things, as Lender may reasonably request in order to more fully evidence and perfect the security interest of Lender in the Pledged Collateral; (ii) promptly furnish Lender with any information or writings which Lender may reasonably request concerning the Pledged Collateral; (iii) allow Lender to inspect all records of Pledgor relating to the Pledged Collateral, and to make and take away copies of such records; (iv) promptly notify Lender of any change in any fact or circumstance warranted or represented by Pledgor in this Pledge Agreement or in any other writing furnished by Pledgor to Lender in connection with the Pledged Collateral; (v) promptly notify Lender of any claim, action or proceeding affecting title to the Pledged Collateral, or any part thereof, or Lender's security interest therein, and, at the request of Lender, appear in and defend, at Pledgor's expense, any such action or proceeding; and (vi) promptly, after being requested by Lender, pay to Lender the amount of all reasonable expenses, including reasonable attorneys' fees and other legal expenses, incurred by Lender in perfecting, maintaining and enforcing the security interest created hereunder.

          (b) Negative Covenants. Pledgor covenants and agrees that (unless
              ------------------
     Lender shall otherwise consent in writing), Pledgor will not: (i) sell, assign or transfer any rights of Pledgor in the Pledged Collateral; or (ii) create any Lien in, or mortgage on, or otherwise encumber, the Pledged Collateral, or any part thereof, or permit the same to be or become subject to any Lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character, except the security interest herein created in favor of Lender.

          (c) Delivery of Collateral. So long as any Secured Indebtedness is
              ----------------------
     outstanding and unpaid, should the Pledged Collateral, or any part thereof, ever be in any manner converted by its issuer into shares of a company other than the current issuer(s) thereof or another type of property or if any money or other proceeds are ever paid or delivered to Pledgor as a result of Pledgor's rights in the Pledged Collateral, then, in any such event, all such shares, property, money and other proceeds shall become part of the Pledged Collateral, and shall be delivered to Lender by Pledgor.

     SECTION 6. Voting Rights; Dividends, Etc., Prior to Default.
                ------------------------------------------------

          (a)  Rights Prior to Default. So long as no Default, or event which
               -----------------------
     with the giving of notice or lapse of time or both would constitute a Default, shall have occurred and be continuing:

               (i) Pledgor shall be entitled to exercise any and all voting rights and powers relating or pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of the Promissory Note or this Pledge Agreement.

               (ii) Pledgor shall be entitled to receive, retain and expend any cash dividends payable on the Pledged Shares and permitted under the Promissory Note, but any and all stock and/or liquidating dividends, distributions in property, or other distributions made on or in respect of the Pledged Shares, whether resulting from a subdivision, combination or reclassification of the Securities of any issuer thereof or received in exchange for Pledged Shares or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any such issuer may be a party or otherwise, and any and all cash and other property received in exchange for the Pledged Shares or received in payment of the principal of or in redemption of the Pledged Shares (either at maturity, upon call for redemption or otherwise), shall be and become part of the Pledged Shares and, if received by Pledgor shall be held in trust for the benefit of Lender and shall forthwith be delivered to Lender (accompanied by proper instruments of assignment and/or stock powers executed by Pledgor in accordance with instructions from Lender) to be held subject to the terms of this Pledge Agreement.

          (b) Termination of Rights. During any period when a Default shall have
              ---------------------
     occurred and be continuing or any event shall have occurred which with the giving of notice or the lapse of time or both would constitute a Default, and after Lender has given written notice to Pledgor that Lender has exercised its rights under this Section 6(b), all rights of Pledgor to exercise the voting powers which he is entitled to exercise pursuant to
     Section 6(a)(i) hereof and/or to receive the dividends which he is authorized to receive and retain pursuant to Section 6(a)(ii) hereof shall cease and all such rights shall thereupon become vested in Lender, which shall have the sole and exclusive right and authority to exercise such voting powers. Further, Lender shall have the right, during the continuance of any Default, to notify and direct the issuer of the Pledged Shares to make all payments, distributions, dividends and any other distributions payable in respect thereof directly to Lender. The issuer of the Pledged Shares making any payment or distribution to Lender hereunder shall be fully protected in relying on the written statement of Lender that it then holds a security interest which entitles Lender to receive such payments and distributions. Any and all money and other property paid over to or received by Lender pursuant to the provisions of this Section 6(b) shall be retained by Lender as additional collateral hereunder and may be applied in accordance with the provisions hereof.

     SECTION 7. Rights and Remedies of Lender Upon and After Default.
                ----------------------------------------------------

          (a) Remedies. Upon the occurrence of a Default, and in addition to any
              --------
     and all other rights and remedies which Lender may then have hereunder, or under the laws of the United States, or the Code, or otherwise, Lender may:
     (i) after notification, if any, expressly provided for herein, sell or otherwise dispose of, at the office of Lender, or elsewhere as chosen by Lender, all or any part of the Pledged Collateral, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts, (it being agreed that the sale of any part of the Pledged Collateral shall not exhaust the power of sale granted hereunder, but sales may be made from time to time until all of the Pledged Collateral has been sold or until the Secured Indebtedness has been paid in full), and at any such sale it shall not be necessary to exhibit the Pledged Collateral; (ii) at Lender's discretion retain the Pledged Collateral in satisfaction of the Secured Indebtedness whenever the circumstances are such that Lender is entitled to do so under the Code;
     (iii) apply by appropriate judicial proceedings for appointment of a receiver for the Pledged Collateral, or any part thereof, and Pledgor hereby consents to any such appointment; (iv) purchase the Pledged Collateral at any public sale; and/or (v) exercise the rights set forth in
     Section 7(b) hereof.

          (b) Sale of Pledged Shares. Pledgor recognizes that Lender may be
              ----------------------
     unable to effect a public sale of any or all of the Pledged Shares by reason of certain prohibitions contained in the federal securities laws and applicable state or foreign securities laws, but may resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Lender shall be under no obligation to delay a sale of any of the Pledged Shares for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the federal securities laws, or under applicable state securities laws, even if such issuer would agree to do so. Upon the consummation of any private or public sale, Lender shall have the right to deliver, assign, and transfer to the purchaser thereof the Pledged Shares so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which he has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Lender shall give Pledgor notice of Lender's intention to make any such public or private sale or sale at broker's board or on a securities exchange to the extent required hereunder or by the Code. Such notice, in case of sale at broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Shares, or that portion thereof so being sold, will first be offered for sale at such board or exchange. At any such sale the Pledged Shares may be sold in one lot as an entirety or in separate parcels, as Lender may determine. Lender shall not be obligated to make any such sale pursuant to any such notice if Lender shall determine not to do so, regardless of the fact that notice of sale of the Pledged Shares may have been given. Lender may without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledged Shares on credit or for future delivery, the Pledged Shares so sold may be retained by Lender until the selling price is paid by the purchaser thereof, but Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Shares so sold and, in case of any such failure, such Pledged Shares may again be sold upon like notice. Lender may also, at its discretion, proceed by a suit or suits at law, or in equity to foreclose its security interest and sell the Pledged Shares, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Pledged Shares or any part thereof, Pledgor shall execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use Pledgor's best efforts to secure the same.

          (c) Notification. Reasonable notification of the time and place of any
              ------------
     public sale of the Pledged Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Pledged Collateral is to be made, shall be sent to Pledgor and to any other person entitled under the Code to notice; provided, that if the Pledged Collateral threatens to decline quickly in value, or if otherwise permitted by the Code, Lender may (but shall not be obligated to) sell or otherwise dispose of the Pledged Collateral without notification, advertisement or other notice of any kind. It is agreed that notice sent or given not less than ten (10) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this Pledge Agreement.

          (d) Application of Proceeds. Upon the maturity of the Secured
              -----------------------
     Indebtedness or any part thereof, whether such maturity be by such terms of such instruments or through the exercise of any power of acceleration, Lender is authorized and empowered to apply any and all funds realized from the sale of the Pledged Collateral not previously credited against the Secured Indebtedness first toward the payment of the costs, charges and expenses, if any, incurred in the collection of such funds hereunder, and then toward the payment of the Secured Indebtedness in such order as Lender, in its sole discretion, shall deem appropriate, and shall pay the balance remaining (if any) to Pledgor as prescribed by the Code or as a court of competent jurisdiction may direct.

          (e) Notices. Any notice required or permitted to be given to Pledgor
              -------
     or Lender shall be given in writing and shall be personally delivered or mailed by prepaid certified or registered mail to such party at the address set forth in the preamble of this Pledge Agreement. Any such notice shall be deemed to have been given (whether actually received or not) on the day personally delivered as aforesaid or, if mailed, on the day it is mailed as aforesaid. Nothing contained herein shall prevent Lender from giving notice in any other manner which is commercially reasonable.

     SECTION 8. Lender Appointed Attorney-in-Fact. Pledgor hereby appoints
                ---------------------------------
Lender as the attorney-in-fact for Pledgor for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Lender shall the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to Pledgor representing any dividend or other distribution payable or distributable in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

     SECTION 9. Certain Other Rights of Lender.
                ------------------------------

          (a) Responsibility for Pledged Collateral. Lender shall not have a
              -------------------------------------
     duty to fix or preserve rights against prior parties to the Pledged Collateral, and shall never be liable for its failure to use diligence to collect any amount payable with respect to the Pledged Collateral, but shall be liable only to the account of Pledgor for what Lender may actually collect or receive thereon.

          (b) Financing Statement. Lender shall have the right at any time to
              -------------------
     execute and file this Pledge Agreement as a financing statement, but the failure of Lender to do so shall not impair the validity or enforceability of this Pledge Agreement.

          (c) Disclosure. Lender is granted the right to discuss and/or disclose
              ----------
     Pledgor's affairs, finances and accounts with Pledgor's officers, directors, employees, partners, representatives and accountants to such degree as Lender deems necessary or advisable to protect its security interest and/or the repayment of the Secured Indebtedness or comply with applicable law.

          (d) Deposit of Proceeds. Except as expressly prescribed above, all
              -------------------
     payments received by Lender with respect to the Pledged Collateral may, at Lender's option, be deposited in a special account established by Lender (which may be, but need not be, a trust account or escrow account) to be designated by Lender in the name of Pledgor styled "Collateral Account". Funds in said account are hereby assigned to Lender and shall be impressed with a Lien to secure the Secured Indebtedness and shall be applied by Lender as provided for above.

          (e) Payment of Expenses. At Lender's option, Lender may discharge
              -------------------
     taxes, liens and interest, perform or cause to be performed, for and on behalf of Pledgor, any actions and conditions, obligations or covenants which Pledgor has failed or refused to perform and may pay for the repair, maintenance or preservation of any of the Pledged

     Collateral, and all sums so expended, including, but not limited to, attorneys' fees, court costs, agents' fee or commissions, or any other costs or expenses, shall bear interest from the date of payment at the highest legal rate and shall be payable by Pledgor on demand at the place designated for payment of the Secured Indebtedness and shall be secured by this Pledge Agreement.

     SECTION 10. Cumulative Rights and Remedies. All rights and remedies of
                 ------------------------------
Lender hereunder are cumulative of each other and of every other right or remedy which Lender may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Secured Indebtedness, and the exercise by Lender of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. Should Pledgor have heretofore executed or hereafter executed any other security agreement in favor of Lender in which a security interest is created as security for the debts of another or others, in respect of which Pledgor may not be personally liable, the security interest therein created and all other rights, powers and privileges vested in Lender by the terms thereof shall exist concurrently with the security interest created herein, and, in addition, all property in which Lender holds a security interest under any such other security agreement shall also be part of the Pledged Collateral hereunder, and all or any part of the proceeds of the sale or other disposition of such property may, in the discretion of Lender, be applied by Lender in accordance with the terms hereof, and of such other security agreement, or agreements, or any of them.

     SECTION 11. Assignability of Lender's Rights, etc. The rights, powers and
                 -------------------------------------
interest held by Lender hereunder, together with Lender's interest in the Pledged Collateral, may be transferred and assigned by Lender in whole or in part, at such time and upon such terms as Lender may deem advisable.

     SECTION 12. No Waiver. Should any part of the Secured Indebtedness be
                 ---------
payable in installments, the acceptance by any Lender at any time and from time to time of part payment of the aggregate amount of all installments then matured shall not be deemed to be a waiver of the default then existing. No waiver by Lender or any Lender of any default shall be deemed to be a waiver of any other subsequent default. No delay or omission by Lender in exercising any right or power hereunder, or under any other writings executed by Pledgor as security for or in connection with the Secured Indebtedness, shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof, or the exercise of any other right or power of Lender hereunder or under such other writings. No action or omission of Lender shall constitute a waiver by Lender of any rights or remedies hereunder.

     SECTION 13. Subrogation. If the Secured Indebtedness, or any part thereof,
                 -----------
be given in renewal or extension, or applied toward the payment, of indebtedness secured by mortgage, pledge, security agreement or other Lien, Lender shall be, and is hereby subrogated to all of the rights, titles, security interests and other Liens securing the indebtedness so renewed, extended or paid.

     SECTION 14. Binding Effect. This Pledge Agreement shall be binding on
                 --------------
Pledgor and Pledgor's administrators, other legal representatives, successors, heirs and assigns except that Pledgor shall not be entitled to make any assignments without the prior written consent of Lender. No provision of this Pledge Agreement may be amended, waived or modified nor may any of the Pledged Collateral be released from the security interest created hereunder except pursuant to a written instrument executed by Lender and Pledgor.

     SECTION 15. Choice of Law. This Pledge Agreement is executed and delivered
                 -------------
in, and is to be construed and interpreted in accordance with, the substantive laws of the State of Texas without regard to its principles of conflicts of laws.

     SECTION 16. Counterparts. This Pledge Agreement may be executed in any
                 ------------
number of multiple counterparts and by different parties on separate counterparts, all of which when taken together shall constitute but one and the same agreement.

     SECTION 17. Miscellaneous. In case any Lien, security interest or other
                 -------------
right of any party hereto shall be held to be invalid, illegal and/or unenforceable, such invalidity, illegality and/or unenforceability shall not affect any other Lien, security interest or other right granted hereunder. The Section headings used herein are for convenience of reference only and shall not define or limit the provisions of this Pledge Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as of the day and year first above written.

                                  PLEDGOR:

                                  By: /s/ JEFFREY B. BOGATIN
                                     ------------------------------
                                  Printed Name: Jeffrey B. Bogatin


                                  LENDER:

                                  TURBOCHEF TECHNOLOGIES, INC.
                                  By: /s/ DENNIS J. JAMESON
                                     ------------------------------
                                  Printed Name:  Dennis J. Jameson
                                  Title:         Executive Vice President and
                                                 Chief Financial Officer